As filed with the Securities and Exchange Commission on April 4, 2002

                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /


Check the appropriate box:
/ / Preliminary Proxy Statement                      / / Confidential, For Use of the Commission Only (as
                                                         permitted by Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12



                    Merrill Lynch Premier Growth Fund, Inc.
                P.O. Box 9011 Princeton, New Jersey 08543-9011
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               (Name of Registrants as Specified In Its Charter)
                                 SAME AS ABOVE
------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X / No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------
(5) Total fee paid:

------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

------------------------------------------------------------------------------
(3) Filing Party:
------------------------------------------------------------------------------
(4) Date Filed:

(LOGO OMITTED) Merrill Lynch Investment Managers               PLEASE VOTE NOW!


                   MERRILL LYNCH PREMIER GROWTH FUND, INC.
                   MERRILL LYNCH MID CAP GROWTH FUND, INC.


                                P.O. BOX 9011
                           PRINCETON, NJ 08543-9011

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                                                             March 26, 2002
Dear Stockholder:

We are writing to inform you that the Annual Meeting of Stockholders for Merrill Lynch Premier Growth Fund, Inc. and Merrill Lynch Mid Cap Growth Fund, Inc. originally held on March 25, 2002, has been adjourned, to permit further solicitation of votes. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid any further expenses to the Fund, we are asking you to please take a moment right now to submit your vote. A new meeting date has been set for April 29, 2002 and we need to receive your voting instructions as quickly as possible.

Why is this Meeting being adjourned?

Your Fund did not receive enough stockholder votes to either approve or disapprove a proposed Agreement and Plan of Reorganization.

This Proposal provides for the acquisition of the assets and assumption of the liabilities of your Fund by Merrill Lynch Large Cap Growth Fund, a series of Merrill Lynch Large Cap Series Funds, Inc. and the issuance of shares of common stock of Merrill Lynch Large Cap Growth Fund to Merrill Lynch Premier Growth Fund and Merrill Lynch Mid Cap Growth Fund for distribution to the stockholders of each Fund.

The Boards of each Fund and each Master Trust unanimously approved each acquisition and for the reasons set forth in the proxy statement, recommend a vote in favor of the proposal.

----------------------------------------------------------------------------

For your convenience, we have established three easy and quick methods by which to register your vote:

     1.   By Touchtone:    Please refer to the "800" number printed on your
                           voting instruction form

     2.   By Internet:     Visit www.proxyvote.com. Once there, enter the
                           12-digit control number located on your proxy card.

     3.   By Mail:         Return your executed proxy in the enclosed postage
                           paid envelope immediately so that it will be received by April 29, 2002.


                                                                           OBO

(LOGO OMITTED) Merrill Lynch Investment Managers               PLEASE VOTE NOW!


                   MERRILL LYNCH PREMIER GROWTH FUND, INC.
                   MERRILL LYNCH MID CAP GROWTH FUND, INC.


                                P.O. BOX 9011
                           PRINCETON, NJ 08543-9011

-------------------------------------------------------------------------------

                                                               March 26, 2002


Dear Stockholder:

We are writing to inform you that the Annual Meeting of Stockholders for Merrill Lynch Premier Growth Fund, Inc. and Merrill Lynch Mid Cap Growth Fund, Inc. originally held on March 25, 2002, has been adjourned, to permit further solicitation of votes. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid any further expenses to the Fund, we are asking you to please take a moment right now to submit your vote. A new meeting date has been set for April 29, 2002 and we need to receive your voting instructions as quickly as possible.

Why is this Meeting being adjourned?

Your Fund did not receive enough stockholder votes to either approve or disapprove a proposed Agreement and Plan of Reorganization.

This Proposal provides for the acquisition of the assets and assumption of the liabilities of your Fund by Merrill Lynch Large Cap Growth Fund, a series of Merrill Lynch Large Cap Series Funds, Inc. and the issuance of shares of common stock of Merrill Lynch Large Cap Growth Fund to Merrill Lynch Premier Growth Fund and Merrill Lynch Mid Cap Growth Fund for distribution to the stockholders of each Fund.

The Boards of each Fund and each Master Trust unanimously approved each acquisition and for the reasons set forth in the proxy statement, recommend a vote in favor of the proposal.

-----------------------------------------------------------------------------

For your convenience, we have established three easy and quick methods by which to register your vote:

     1.   By Phone:      Please call Georgeson Shareholder toll free at
                         1-866-515-0326. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m.
                         to 6:00 p.m. Eastern Time.

     2.   By Internet:   Visit www.proxyvote.com. Once there, enter the 12-digit
                         control number located on your proxy card.

     3.   By Mail:       Return your executed proxy in the enclosed postage
                         paid envelope immediately so that it will be received by April 29, 2002.

                                                                           NOBO

(LOGO OMITTED) Merrill Lynch Investment Managers               PLEASE VOTE NOW!


                   MERRILL LYNCH PREMIER GROWTH FUND, INC.
                   MERRILL LYNCH MID CAP GROWTH FUND, INC.


                                P.O. BOX 9011
                           PRINCCETON, NJ 08543-9011

-------------------------------------------------------------------------------
                                                             March 26, 2002


Dear Stockholder:

We are writing to inform you that the Annual Meeting of Stockholders for Merrill Lynch Premier Growth Fund, Inc. and Merrill Lynch Mid Cap Growth Fund, Inc. originally held on March 25, 2002, has been adjourned, to permit further solicitation of votes. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid any further expenses to the Fund, we are asking you to please take a moment right now to submit your vote. A new meeting date has been set for April 29, 2002 and we need to receive your voting instructions as quickly as possible.

Why is this Meeting being adjourned?

Your Fund did not receive enough stockholder votes to either approve or disapprove a proposed Agreement and Plan of Reorganization.

This Proposal provides for the acquisition of the assets and assumption of the liabilities of your Fund by Merrill Lynch Large Cap Growth Fund, a series of Merrill Lynch Large Cap Series Funds, Inc. and the issuance of shares of common stock of Merrill Lynch Large Cap Growth Fund to Merrill Lynch Premier Growth Fund and Merrill Lynch Mid Cap Growth Fund for distribution to the stockholders of each Fund.

The Boards of each Fund and each Master Trust unanimously approved each acquisition and for the reasons set forth in the proxy statement, recommend a vote in favor of the proposal.

-----------------------------------------------------------------------------

For your convenience, we have established four easy and quick methods by which to register your vote:

     1.   By Phone:      Please call Georgeson Shareholder toll free at
                         1-866-515-0326. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m.
                         to 6:00 p.m. Eastern Time.

     2.   By Internet:   Visit www.proxyvote.com. Once there, enter the
                         12-digit control number located on your proxy card.

     3.   By Fax:        Please fax your signed ballot any time to
                         1-800-733-1885.

     4.   By Mail:       Return your executed proxy in the enclosed postage
                         paid envelope immediately so that it will be received by April 29, 2002.



                                                                         REG